UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period :	January 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust
Putnam VT Equity Income Fund

Annual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 12, 2019

Dear Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/18)

Investment objective

Capital growth and current income

Net asset value December 31, 2018

Class IA: $23.35	Class IB: $23.12

Total return at net asset value

			Russell 1000
(as of 12/31/18)	Class IA shares*	Class IB shares*	Value Index
1 year	–8.27%	–8.49%	–8.27%
5 years	36.67	34.92	33.49
Annualized	6.45	6.17	5.95
10 years	219.65	212.10	188.53
Annualized	12.32	12.05	11.18
Life	291.75	277.02	248.36
Annualized	9.11	8.84	8.29

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Equity Income Fund 1

Report from your fund’s manager

How was the environment for investing in U.S. stocks during the 12-month reporting period ended December 31, 2018?

The reporting period began after the close of 2017, a rather remarkable year for the U.S. stock market. Major indexes posted dozens of record closes with historically low levels of volatility. Most sectors advanced in 2017 despite a number of political and economic uncertainties that could have disrupted the market’s momentum. In early 2018, however, a sharp downturn pushed the U.S. market into a correction, which is a drop of more than 10% from a recent high. This was followed by a series of market ups and downs that began to challenge investor confidence. Investors were less willing to shrug off risks, which included slightly less robust growth in Europe, a slowing economy in China, and an escalating U.S.–China trade conflict. The final months of 2018 brought heightened volatility and annual losses for many major indexes.

How did Putnam VT Equity Income Fund perform in this environment?

For the 12-month reporting period, the fund’s IA shares posted a decline of 8.27%, exactly in line with the fund’s Russell 1000 Value Index benchmark, which also posted a loss of 8.27%.

What were some holdings that helped fund performance?

Our investment in Microsoft was the top contributor to performance. The company has generated earnings that exceeded analysts’ estimates, and we believe it continues to offer attractive earnings prospects. Late in the period, the stock declined along with the entire technology sector, but we believe Microsoft remains a fundamentally strong business for a number of reasons. One area of strength has been its Microsoft Office 365 franchise, which is now a paid subscription service. But the key contributor to Microsoft’s growth, in our view, is its cloud computing business. Microsoft’s Azure cloud platform is a key competitor in this market, which tends to offer higher profit margins than more traditional businesses.

Another performance highlight was our investment in Keurig Dr Pepper, a company formed with the July 2018 merger of Dr Pepper Snapple Group and Keurig Green Mountain. The expanded company offers a wide range of brand-name products, including soft drinks, specialty coffee and tea, water, and juice, as well as the Keurig single-serve coffee brewing system. The stock advanced as investors reacted favorably to the merger, which included a special dividend payout to shareholders.

Could you discuss some stocks or strategies that detracted from the fund’s performance?

One detractor from fund performance was the stock of PG&E, a California-based utility company that we sold from the portfolio by period-end. The stock declined considerably as investors became concerned that PG&E could have been partly responsible for the destructive wildfires in California during the period. Earlier in the period, we had a more optimistic outlook for PG&E due to California legislation aimed at preventing bankruptcy from wildfire-related lawsuits. However, as uncertainty grew around that legislation, the stock price plummeted, and we lost conviction in the risk/reward profile of PG&E stock.

American International Group, or AIG, a global insurance company, was also a drag on fund performance for the fiscal year. We would describe AIG as a turnaround story, as the company has been focusing on streamlining its business. During the period, however, when AIG’s business fundamentals did not improve as quickly as anticipated, investors grew impatient and the stock weakened.

As the fund begins a new fiscal year, what is your outlook?

We continue to closely monitor market conditions and risks, and we have added some dividend-paying stocks that have more defensive characteristics. However, it is important to note that we do not plan to chase defensiveness simply because the market does so. With quite a bit of fear, volatility, and uncertainty in the market, it can be difficult to maintain a pro-cyclical stance. However, when we focus on valuation — which is at the core of our investment process — we believe that true value can be found largely in cyclical stocks. As a result, we have been adding to positions in areas such as energy, basic materials, industrials, and financials, where we believe valuations have become very attractive.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Darren A. Jaroch, CFA, joined Putnam in 1999 and has been in the investment industry since 1996.

Walter D. Scully, CPA, is Assistant Portfolio Manager of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Equity Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/18 to 12/31/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17*	0.57%	0.82%
Annualized expense ratio for the six-month
period ended 12/31/18†	0.58%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/18		ended 12/31/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$2.80	$4.00	$2.96	$4.23
Ending value
(after
expenses)	$915.00	$913.80	$1,022.28	$1,021.02

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Equity Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Equity Income Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4 Putnam VT Equity Income Fund

The fund’s portfolio 12/31/18

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (3.0%)
Northrop Grumman Corp.	96,850	$23,718,565
Raytheon Co.	97,260	14,914,821
		38,633,386
Airlines (0.8%)
Southwest Airlines Co.	217,730	10,120,090
		10,120,090
Auto components (0.7%)
Delphi Automotive PLC	137,060	8,438,784
		8,438,784
Automobiles (0.9%)
General Motors Co.	344,750	11,531,888
		11,531,888
Banks (12.1%)
Bank of America Corp.	1,632,585	40,226,894
Citigroup, Inc.	614,815	32,007,269
JPMorgan Chase & Co.	519,726	50,735,652
KeyCorp	463,810	6,855,112
Regions Financial Corp.	929,950	12,442,731
Wells Fargo & Co.	298,902	13,773,404
		156,041,062
Beverages (2.3%)
Keurig Dr Pepper, Inc.	137,480	3,524,987
Molson Coors Brewing Co. Class B	195,580	10,983,773
PepsiCo, Inc.	132,100	14,594,408
		29,103,168
Biotechnology (2.5%)
Amgen, Inc.	94,530	18,402,155
Gilead Sciences, Inc.	223,810	13,999,316
		32,401,471
Building products (0.9%)
Johnson Controls International PLC	403,520	11,964,368
		11,964,368
Capital markets (3.1%)
Charles Schwab Corp. (The)	162,700	6,756,931
Goldman Sachs Group, Inc. (The)	62,629	10,462,174
KKR & Co., Inc. Class A	654,612	12,850,034
State Street Corp.	163,710	10,325,190
		40,394,329
Chemicals (2.4%)
Air Products & Chemicals, Inc.	64,140	10,265,607
DowDuPont, Inc.	345,347	18,469,158
Sherwin-Williams Co. (The)	5,200	2,045,992
		30,780,757
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $13) (Private) (Germany) † ∆∆ F	10	9
New Middle East Other Assets GmbH (acquired
8/2/13, cost $5) (Private) (Germany) † ∆∆ F	4	3
		12
Communications equipment (1.2%)
Cisco Systems, Inc.	369,920	16,028,634
		16,028,634
Consumer finance (0.7%)
Capital One Financial Corp.	113,150	8,553,009
Oportun Financial Corp. (acquired 6/23/15,
cost $223,215) (Private) † ∆∆ F	78,321	167,932
		8,720,941
Containers and packaging (1.0%)
Ball Corp.	274,590	12,625,648
		12,625,648
Diversified telecommunication services (2.0%)
AT&T, Inc.	588,150	16,785,801
Verizon Communications, Inc.	149,070	8,380,715
		25,166,516

COMMON STOCKS (95.9%)* cont.	Shares	Value

Electric utilities (3.5%)
American Electric Power Co., Inc.	184,040	$13,755,150
Edison International	173,800	9,866,626
Exelon Corp.	310,410	13,999,491
NextEra Energy, Inc.	40,760	7,084,903
		44,706,170
Electrical equipment (0.5%)
Emerson Electric Co.	104,980	6,272,555
		6,272,555
Energy equipment and services (0.5%)
Halliburton Co.	237,930	6,324,179
		6,324,179
Equity real estate investment trusts (REITs) (3.0%)
American Tower Corp. R	108,288	17,130,079
Boston Properties, Inc. R	80,450	9,054,648
Gaming and Leisure Properties, Inc. R	390,556	12,618,864
		38,803,591
Food and staples retail (5.1%)
BJ’s Wholesale Club Holdings, Inc. † S	351,696	7,793,583
Kroger Co. (The)	603,570	16,598,175
Walgreens Boots Alliance, Inc.	140,000	9,566,200
Walmart, Inc.	335,640	31,264,866
		65,222,824
Food products (0.5%)
Kraft Heinz Co. (The)	139,810	6,017,422
		6,017,422
Health-care equipment and supplies (3.2%)
Becton Dickinson and Co. (BD)	102,942	23,194,891
Danaher Corp.	176,990	18,251,209
		41,446,100
Health-care providers and services (1.7%)
Cigna Corp.	116,120	22,053,510
		22,053,510
Hotels, restaurants, and leisure (0.9%)
Hilton Worldwide Holdings, Inc.	156,692	11,250,486
		11,250,486
Household durables (0.6%)
HC Brillant Services GmbH (acquired 8/2/13
to 8/31/16, cost $13) (Private) (Germany) † ∆∆ F	20	17
PulteGroup, Inc.	290,000	7,537,100
		7,537,117
Household products (1.1%)
Kimberly-Clark Corp.	123,060	14,021,456
		14,021,456
Independent power and renewable electricity producers (1.1%)
NRG Energy, Inc.	347,190	13,748,724
		13,748,724
Industrial conglomerates (0.9%)
General Electric Co.	352,190	2,666,078
Honeywell International, Inc.	64,500	8,521,740
		11,187,818
Insurance (3.2%)
American International Group, Inc.	339,050	13,361,961
Assured Guaranty, Ltd.	482,657	18,476,110
Hartford Financial Services Group, Inc. (The)	220,010	9,779,445
		41,617,516
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13,
cost $636,303) (Private) (Luxembourg) † ∆∆ F	15,020	138,370
		138,370
IT Services (1.7%)
DXC Technology Co.	183,390	9,750,846
Fidelity National Information Services, Inc.	122,650	12,577,758
		22,328,604
Machinery (0.5%)
Stanley Black & Decker, Inc.	54,130	6,481,526
		6,481,526

Putnam VT Equity Income Fund 5

COMMON STOCKS (95.9%)* cont.	Shares	Value

Media (2.3%)
Charter Communications, Inc. Class A †	44,910	$12,798,003
Comcast Corp. Class A	475,520	16,191,456
		28,989,459
Metals and mining (0.8%)
Alcoa Corp. † S	372,080	9,889,886
		9,889,886
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc. R	633,271	4,230,250
		4,230,250
Oil, gas, and consumable fuels (10.5%)
Anadarko Petroleum Corp.	201,229	8,821,879
BP PLC (United Kingdom)	2,349,870	14,854,416
ConocoPhillips	363,410	22,658,614
Encana Corp. (Canada)	837,230	4,832,532
Enterprise Products Partners LP	342,220	8,415,190
EOG Resources, Inc.	81,200	7,081,452
Exxon Mobil Corp.	323,328	22,047,734
Kinder Morgan, Inc.	518,220	7,970,224
Marathon Oil Corp.	864,810	12,401,375
TOTAL SA (France)	235,890	12,481,110
Valero Energy Corp.	192,150	14,405,486
		135,970,012
Personal products (0.2%)
Coty, Inc. Class A	316,183	2,074,160
		2,074,160
Pharmaceuticals (7.5%)
AstraZeneca PLC ADR (United Kingdom) S	422,530	16,047,689
Eli Lilly & Co.	151,860	17,573,239
Johnson & Johnson	216,000	27,874,800
Merck & Co., Inc.	278,725	21,297,377
Pfizer, Inc.	320,983	14,010,908
		96,804,013
Road and rail (1.3%)
Union Pacific Corp.	120,140	16,606,952
		16,606,952
Semiconductors and semiconductor equipment (3.2%)
Intel Corp.	232,570	10,914,510
NXP Semiconductors NV	73,350	5,375,088
ON Semiconductor Corp. †	235,650	3,890,582
Qualcomm, Inc.	238,260	13,559,377
Texas Instruments, Inc.	77,650	7,337,925
		41,077,482
Software (3.7%)
Microsoft Corp.	468,300	47,565,231
		47,565,231
Specialty retail (1.7%)
Home Depot, Inc. (The)	58,790	10,101,298
O’Reilly Automotive, Inc. †	32,910	11,331,900
		21,433,198
Technology hardware, storage, and peripherals (1.9%)
Apple, Inc.	153,700	24,244,638
		24,244,638
Thrifts and mortgage finance (0.9%)
Radian Group, Inc.	718,829	11,760,042
		11,760,042

Total common stocks (cost $1,078,747,482)	$1,231,754,345

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired
7/11/16, cost $76,664) (Luxembourg) (Private) † ∆∆ F	11,662	$109,584
Mandatory Exchangeable Trust Securities 144A
$5.75 cv. pfd.	36,950	5,702,494
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $610) (Private) † ∆∆ F	214	459

CONVERTIBLE PREFERRED STOCKS (0.5%)* cont.	Shares	Value

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $11,658) (Private) † ∆∆ F	3,701	$8,771
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $27,379) (Private) † ∆∆ F	5,379	20,598
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $39,712) (Private) † ∆∆ F	7,802	29,877
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $22,267) (Private) † ∆∆ F	4,056	16,753
Oportun Financial Corp. Ser. F, 8.00% cv. pfd.
(acquired 6/23/15, cost $67,223) (Private) † ∆∆ F	8,753	50,574
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $188,556) (Private) † ∆∆ F	66,160	141,857
Oportun Financial Corp. Ser. G, 8.00% cv. pfd.
(acquired 6/23/15, cost $238,428) (Private) † ∆∆ F	83,659	179,377
Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $732,781) (Private) † ∆∆ F	257,360	551,265
Total convertible preferred stocks (cost $6,679,154)		$6,811,609

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.25%, 6/30/19 [i]	$81,000	$80,494
Total U.S. treasury obligations (cost $80,494)		$80,494

SHORT-TERM INVESTMENTS (4.8%)*	Shares	Value

Putnam Short Term Investment Fund 2.58% L	44,391,738	$44,391,738
Putnam Cash Collateral Pool, LLC 2.58% [d]	16,799,945	16,799,945
State Street Institutional U.S. Government Money
Market Fund, Premier Class 2.27% P	510,000	510,000
Total short-term investments (cost $61,701,683)		$61,701,683

Total investments (cost $1,147,208,813)	$1,300,348,131

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,284,020,065.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,415,446, or 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

6 Putnam VT Equity Income Fund

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $24,774 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $42,312,156)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/20/19	$586,259	$582,870	$(3,389)
Barclays Bank PLC
	British Pound	Sell	3/20/19	7,815,275	7,827,450	12,175
Citibank, N.A.
	Canadian Dollar	Sell	1/16/19	3,028,661	3,364,958	336,297
Goldman Sachs International
	British Pound	Sell	3/20/19	17,838,576	17,870,854	32,278
	Canadian Dollar	Sell	1/16/19	1,738,630	1,858,763	120,133
	Euro	Sell	3/20/19	3,965,091	3,929,761	(35,330)
State Street Bank and Trust Co.
	Euro	Sell	3/20/19	6,915,760	6,877,500	(38,260)
Unrealized appreciation						500,883
Unrealized (depreciation)						(76,979)
Total						$423,904

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Equity Income Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$54,155,975	$—	$—
Consumer discretionary	60,191,456	—	138,387
Consumer staples	116,439,030	—	—
Energy	142,294,191	—	—
Financials	262,596,208	—	167,932
Health care	192,705,094	—	—
Industrials	101,266,695	—	12
Information technology	151,244,589	—	—
Materials	53,296,291	—	—
Real estate	38,803,591	—	—
Utilities	58,454,894	—	—
Total common stocks	1,231,448,014	—	306,331
Convertible preferred stocks	—	5,702,494	1,109,115
U.S. treasury obligations	—	80,494	—
Short-term investments	44,901,738	16,799,945	—
Totals by level	$1,276,349,752	$22,582,933	$1,415,446

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$423,904	$—
Totals by level	$—	$423,904	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Equity Income Fund

Statement of assets and liabilities
12/31/18

Assets
Investment in securities, at value, including $16,551,420 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,086,017,130)	$1,239,156,448
Affiliated issuers (identified cost $61,191,683) (Notes 1 and 5)	61,191,683
Foreign currency (cost $10,461) (Note 1)	10,461
Dividends, interest and other receivables	2,482,694
Receivable for shares of the fund sold	822,418
Unrealized appreciation on forward currency contracts (Note 1)	500,883
Total assets	1,304,164,587

Liabilities
Payable for shares of the fund repurchased	916,241
Payable for compensation of Manager (Note 2)	530,188
Payable for custodian fees (Note 2)	14,957
Payable for investor servicing fees (Note 2)	142,297
Payable for Trustee compensation and expenses (Note 2)	778,370
Payable for administrative services (Note 2)	14,016
Payable for distribution fees (Note 2)	95,013
Unrealized depreciation on forward currency contracts (Note 1)	76,979
Collateral on securities loaned, at value (Note 1)	16,799,945
Collateral on certain derivative contracts, at value (Notes 1 and 8)	590,494
Other accrued expenses	186,022
Total liabilities	20,144,522

Net assets	$1,284,020,065

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$982,521,156
Total distributable earnings (Note 1)	301,498,909
Total — Representing net assets applicable to capital shares outstanding	$1,284,020,065

Computation of net asset value Class IA
Net assets	$847,533,126
Number of shares outstanding	36,294,808
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.35

Computation of net asset value Class IB
Net assets	$436,486,939
Number of shares outstanding	18,876,807
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.12

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 9

Statement of operations
Year ended 12/31/18

Investment income
Dividends (net of foreign tax of $170,447)	$37,389,226
Interest (including interest income of $429,416 from investments in affiliated issuers) (Note 5)	453,922
Securities lending (net of expenses) (Notes 1 and 5)	110,748
Total investment income	37,953,896

Expenses
Compensation of Manager (Note 2)	7,099,547
Investor servicing fees (Note 2)	1,053,576
Custodian fees (Note 2)	27,300
Trustee compensation and expenses (Note 2)	75,113
Distribution fees (Note 2)	1,266,591
Administrative services (Note 2)	42,055
Other	383,306
Total expenses	9,947,488

Expense reduction (Note 2)	(36,490)
Net expenses	9,910,998

Net investment income	28,042,898

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	121,497,705
Foreign currency transactions (Note 1)	(4,237)
Forward currency contracts (Note 1)	2,838,959
Total net realized gain	124,332,427
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(267,044,381)
Assets and liabilities in foreign currencies	(1,528)
Forward currency contracts	464,263
Total change in net unrealized depreciation	(266,581,646)

Net loss on investments	(142,249,219)

Net decrease in net assets resulting from operations	$(114,206,321)

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Equity Income Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/18	12/31/17
Increase (decrease) in net assets
Operations:
Net investment income	$28,042,898	$16,624,347
Net realized gain on investments and foreign currency transactions	124,332,427	63,407,575
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(266,581,646)	135,505,978
Net increase (decrease) in net assets resulting from operations	(114,206,321)	215,537,900
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,151,270)	(3,566,821)
Class IB	(3,568,392)	(5,523,358)
Net realized short-term gain on investments
Class IA	(2,372,551)	—
Class IB	(1,208,649)	—
From net realized long-term gain on investments
Class IA	(42,555,288)	(5,568,986)
Class IB	(21,678,942)	(9,783,118)
Increase in capital from settlement payments	—	365,607
Increase (decrease) from capital share transactions (Note 4)	(97,597,140)	889,148,217
Total increase (decrease) in net assets	(292,338,553)	1,080,609,441
Net assets:
Beginning of year	1,576,358,618	495,749,177
End of year (Note 1)	$1,284,020,065	$1,576,358,618

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/18	$26.94	.51	(2.67)	(2.16)	(.24)	(1.19)	(1.43)	—	$23.35	(8.27)	$847,533.58		1.95	14
12/31/17	23.80	.38	3.98	4.36	(.48)	(.75)	(1.23)	.01[f,g]	26.94	19.06	1,047,039.58		1.53	12
12/31/16	21.73	.44	2.48	2.92	(.46)	(.39)	(.85)	—	23.80	13.96	179,950	.59[e]	2.01[e]	16
12/31/15	22.76	.46	(1.07)	(.61)	(.42)	—	(.42)	—	21.73	(2.79)	180,032.58		2.06	22
12/31/14	20.55	.39	2.23	2.62	(.41)	—	(.41)	—	22.76	12.97	202,797.61		1.81	31
Class IB
12/31/18	$26.69	.44	(2.63)	(2.19)	(.19)	(1.19)	(1.38)	—	$23.12	(8.49)	$436,487.83		1.70	14
12/31/17	23.59	.32	3.94	4.26	(.42)	(.75)	(1.17)	.01[f,g]	26.69	18.77	529,320.83		1.30	12
12/31/16	21.55	.38	2.46	2.84	(.41)	(.39)	(.80)	—	23.59	13.64	315,799	.84[e]	1.77[e]	16
12/31/15	22.58	.41	(1.08)	(.67)	(.36)	—	(.36)	—	21.55	(3.04)	290,628.83		1.83	22
12/31/14	20.40	.33	2.21	2.54	(.36)	—	(.36)	—	22.58	12.66	288,698.86		1.56	31

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Equity Income Fund

Notes to financial statements 12/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through December 31, 2018.

Putnam VT Equity Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Putnam VT Equity Income Fund 13

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $41,649 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,799,945 and the value of securities loaned amounted to $16,551,420.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, partnership income and basis adjustment due to corporate actions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,863,955 to increase undistributed net investment income, $102,605 to increase paid-in capital and $2,966,560 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments,

14 Putnam VT Equity Income Fund

but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$252,837,432
Unrealized depreciation	(102,887,865)
Net unrealized appreciation	149,949,567
Undistributed ordinary income	30,810,048
Undistributed long-term gain	116,019,025
Undistributed short-term gain	4,736,536
Cost for federal income tax purposes	1,150,822,468

For the fiscal year ended December 31, 2017, the fund had undistributed net investment income of $12,181,248.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 34.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.471% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$698,872
Class IB	354,704
Total	$1,053,576

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $205 under the expense offset arrangements and by $36,285 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,085, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$211,989,310	$379,686,288
U.S. government securities
(Long-term)	—	—
Total	$211,989,310	$379,686,288

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Equity Income Fund 15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/18		Year ended 12/31/17		Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	401,960	$10,373,059	260,500	$6,339,703	1,011,973	$26,050,514	1,232,040	$29,941,835
Shares issued in connection with
reinvestment of distributions	2,166,389	53,358,159	350,247	8,328,864	1,082,487	26,455,983	648,305	15,306,476
Shares issued in connection with the
merger of Putnam VT Growth and
Income Fund	—	—	34,666,046	823,484,978	—	—	7,603,438	179,265,490
	2,568,349	63,731,218	35,276,793	838,153,545	2,094,460	52,506,497	9,483,783	224,513,801
Shares repurchased	(5,141,375)	(134,520,176)	(3,971,360)	(98,756,247)	(3,046,367)	(79,314,679)	(3,040,412)	(74,762,882)
Net increase (decrease)	(2,573,026)	$(70,788,958)	31,305,433	$739,397,298	(951,907)	$(26,808,182)	6,443,371	$149,750,919

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/17	Purchase cost	Sale proceeds	Investment income	12/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$20,943,700	$272,966,107	$277,109,862	$445,660	$16,799,945
Putnam Short Term Investment
Fund**	1,454,748	256,967,837	214,030,847	429,416	44,391,738
Total Short-term investments	$22,398,448	$529,933,944	$491,140,709	$875,076	$61,191,683

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$58,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$500,883	Payables	$76,979
Total		$500,883		$76,979

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$2,838,959	$2,838,959
Total	$2,838,959	$2,838,959

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$464,263	$464,263
Total	$464,263	$464,263

16 Putnam VT Equity Income Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of	Barclays		Goldman Sachs	State Street Bank
	America N.A.	Bank PLC	Citibank, N.A.	International	and Trust Co.	Total
Assets:
Forward currency contracts#	$—	$12,175	$336,297	$152,411	$—	$500,883
Total Assets	$—	$12,175	$336,297	$152,411	$—	$500,883
Liabilities:
Forward currency contracts#	3,389	—	—	35,330	38,260	76,979
Total Liabilities	$3,389	$—	$—	$35,330	$38,260	$76,979
Total Financial and Derivative
Net Assets	$(3,389)	$12,175	$336,297	$117,081	$(38,260)	$423,904
Total collateral received (pledged)†##	$—	$12,175	$336,297	$117,081	$—
Net amount	$(3,389)	$—	$—	$—	$(38,260)
Controlled collateral received (including
TBA commitments)**	$—	$80,494	$340,000	$170,000	$—	$590,494
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — Acquisition of Putnam VT Growth and Income Fund

On May 15, 2017, the fund issued 34,666,046 and 7,603,438 class IA and class IB shares, respectively, in exchange for 34,623,858 and 7,553,709 class IA and class IB shares of Putnam VT Growth and Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT Growth and Income Fund, with a fair value of $1,010,513,704 and an identified cost of $838,819,531 at May 12, 2017 was the principal asset acquired by the fund. The net assets of the fund and Putnam VT Growth and Income Fund on May 12, 2017 were $501,357,561 and $1,002,750,468, respectively. On May 12, 2017 Putnam VT Growth and Income Fund had undistributed net investment income of $1,979,911, accumulated net realized loss of $6,315,767 and unrealized appreciation of $171,694,173. The aggregate net assets of the fund immediately following the acquisition were $1,504,108,029.

Assuming the acquisition had been completed on January 1, 2017, the fund’s pro forma results of operations for the prior fiscal year would have been as follows (unaudited):

Net investment income	$22,396,429
Net gain on investments	$245,018,803
Net increase in net assets resulting from operations	$267,415,232

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $127,636,600 as a capital gain dividend with respect to the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Equity Income Fund 17

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None

18 Putnam VT Equity Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Equity Income Fund 19

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20 Putnam VT Equity Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Equity Income Fund 21

This report has been prepared for the shareholders	H503
of Putnam VT Equity Income Fund.	VTAN020 314997 2/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2018	$91,671	$ —	$3,476	$ —
December 31, 2017	$62,883	$16,500*	$7,211	$2,114

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended December 31, 2018 and December 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $619,958 and $408,356 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2018	$ —	$616,482	$ —	$ —

December 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019